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                                                                   EXHIBIT 10.1


                          AMENDMENT TO LOAN AGREEMENT
                          AND INTEREST RATE AGREEMENT


         THIS AMENDMENT TO LOAN AGREEMENT AND INTEREST RATE AGREEMENT ("Amendment") dated as of August 31, 1998 (the "Amendment Effective Date") is made and entered into by and among M-I L.L.C. (the "Borrower"), a Delaware limited liability company, the banking institutions (each, together with its successors and assigns, a "Bank" and collectively, the "Banks") from time to time a party to the Loan Agreement (as hereinafter defined), as amended by this Amendment, ABN AMRO BANK N.V., HOUSTON AGENCY and DEN NORSKE BANK AS, as Co-Agents (in such capacity, together with their successors in such capacity, collectively called the "Co-Agents") and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (formerly known as Texas Commerce Bank National Association), a national banking association, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").


RECITALS:

         WHEREAS, the Borrower, the Banks, the Co-Agents, and the Agent are parties to a Loan Agreement dated as of April 4, 1996, as amended by instruments dated April 8, 1997 and December 23, 1997 (the "Loan Agreement"); and

         WHEREAS, certain provisions regarding interest rates in respect of the obligations of the Borrower under the Loan Agreement have been gathered in that certain Interest Rate Agreement (the "Interest Rate Agreement") attached as Schedule 1 to the Loan Agreement; and

         WHEREAS, the Borrower, the Banks, the Co-Agents, and the Agent have agreed, on the terms and conditions herein set forth, that the Loan Agreement and Interest Rate Agreement be amended in certain respects;

         NOW, THEREFORE, IT IS AGREED:

         Section 1. Definitions. Terms used herein which are defined in the Loan Agreement shall have the same meanings when used herein unless otherwise provided herein.

         Section 2. Amendments to the Loan Agreement. On and after the Amendment Effective Date, the Loan Agreement shall be amended as follows:

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         (a) The Loan Agreement is hereby amended to delete each reference to
Halliburton therein.

         (b) The definition of "Guaranties" set forth in Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

             Guaranties means that certain guaranty dated August 31, 1998 executed Smith in favor of the Agent, as it may from time to time be amended, modified, restated or supplemented.

         (c) Section 2.3(a) of the Loan Agreement is hereby amended to read in its entirety as follows:

             (a) The Borrower shall pay to the Agent for the account of each Bank commitment fees for the period from the Effective Date to and including the Termination Date at a rate per annum equal to the Commitment Fee Percentage (as defined in the Smith International Facility). Such commitment fees shall be computed (on the basis of the actual number of days elapsed in a year composed of 360 days) on each day and shall be based on the excess of (x) the aggregate amount of each Bank's Loan Commitment for such day over (y) the aggregate unpaid principal balance of such Bank's Note on such day. Accrued commitment fees through each Quarterly Date prior to the Termination Date shall be payable on the third (3rd) Business Day after such Quarterly Date. Any accrued and unpaid commitment fees shall be due and payable on the Termination Date.

         (c) A new Section 7.10 is hereby added to the Loan Agreement, such new Section to read in its entirety as follows:

             7.10 Year 2000. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Borrower's and any of its Material Subsidiaries' computer systems and (ii) material equipment, in the aggregate, containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's and any of its Material Subsidiaries' systems interface) and the testing of all such systems and equipment will be completed by June 30, 1999. The cost to the Borrower and its Material Subsidiaries of such reprogramming and testing and of reasonably foreseeable consequences of year 2000 to the Borrower and its Material Subsidiaries (including, without limitation, reprogramming errors and failure of others' systems or equipment, excluding the Borrower's third party suppliers and financial institutions) will not result in an Event of Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management systems of the Borrower and its Material Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower and its Material Subsidiaries to conduct their business without a Material Adverse Effect.

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         Section 3. Amendments to the Interest Rate Agreement. On and after the
Amendment Effective Date, the Interest Rate Agreement shall be amended as follows:

         (a) A new definition of "Eurodollar Margin Percentage" is hereby added to Section 1 of the Interest Rate Agreement, such new definition to read in its entirety as follows:

             Eurodollar Margin Percentage means, with respect to any Loan, the "Eurodollar Margin Percentage" then in effect under the terms of the Smith International Facility pursuant to the Interest Rate and Foreign Currency Agreement (as defined in the Smith International Facility).

         (b) The definition of "Eurodollar Rate" contained in Section 1 of the Interest Rate Agreement is hereby amended to read in its entirety as follows:

             Eurodollar Rate means for any day a rate per annum equal to the lesser of (a) the sum of (1) the Eurodollar Interbank Rate in effect on the first day of the Interest Period for the applicable Eurodollar Rate Borrowing plus (2) the Eurodollar Margin Percentage from time to time in effect and (b) the Ceiling Rate. Each Eurodollar Rate is subject to adjustments for reserves, insurance assessments and other matters as provided for in Section 2.3 hereof.

         Section 4. Limitations. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Loan Agreement or any of the other Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Banks may now have or may have in the future under or in connection with the Loan Agreement, the Loan Documents or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Loan Agreement, the Notes, and any other Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling.

         Section 5. Payment of Expenses. The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Co-Agents, the Agent and the Bank(s) harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery and enforcement of, or the preservation of any rights under this Amendment, including, without limitation, the reasonable fees and expenses of any local or other counsel for the Agent, and all stamp taxes (including interest and penalties, if any), recording taxes and fees, filing taxes and fees, and other similar charges which may be payable in respect of, or in respect of any modification of,

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the Loan Agreement and the other Loan Documents. The provisions of this Section shall survive the termination of the Loan Agreement and the repayment of the Loans.

         Section 6. Governing Law. This Amendment and the rights and obligations of the parties hereunder and under the Loan Agreement shall be construed in accordance with and be governed by the laws of the State of Texas and the United States of America.

         Section 7. Descriptive Headings, etc. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         Section 8. Entire Agreement. This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this Amendment.

         Section 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Borrower and the Agent.

         Section 10. Amended Definitions. As used in the Loan Agreement (including all Exhibits thereto) and all other instruments and documents executed in connection therewith, on and subsequent to the Amendment Effective Date the term (i) "Agreement" shall mean the Loan Agreement as amended by this Amendment, and (ii) references to any and all other Loan Documents shall mean such documents as amended as contemplated hereby.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized offices as of the date first above written.


                                       M-I L.L.C.


                                       By: /s/ C.I.S. RIVERS
                                           -------------------------------------
                                       Name:   C.I.S. Rivers
                                             -----------------------------------
                                       Title:  Vice President, C.F.O. and
                                               Treasurer
                                              ----------------------------------

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                                       CHASE BANK OF TEXAS, NATIONAL
                                       ASSOCIATION, as the Agent and as a Bank


                                       By: /s/ MONA M. FOCH
                                           -------------------------------------
                                       Name:   Mona M. Foch
                                             -----------------------------------
                                       Title:  Managing Director
                                              ----------------------------------

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                                       ABN AMRO BANK N.V., HOUSTON AGENCY,
                                       as Co-Agent and as a Bank

                                       By: ABN AMRO North America, Inc.,
                                           as agent


                                           By: /s/ STUART MURRAY
                                               ---------------------------------
                                           Name:   Stuart Murray
                                                 -------------------------------
                                           Title:  Vice President
                                                  ------------------------------


                                           By: /s/ JAMIE A. CONN
                                               ---------------------------------
                                           Name:   Jamie A. Conn
                                                 -------------------------------
                                           Title:  Vice President
                                                  ------------------------------

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                                       DEN NORSKE BANK AS,
                                       as Co-Agent and as a Bank


                                       By: /s/ MORTEN BJORNSEN
                                           -------------------------------------
                                       Name:   Morten Bjornsen
                                             -----------------------------------
                                       Title:  Senior Vice President
                                              ----------------------------------


                                       By: /s/ BYRON L. COOLEY
                                           -------------------------------------
                                       Name:   Byron L. Cooley
                                             -----------------------------------
                                       Title:  Senior Vice President
                                              ----------------------------------

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                                       BANK OF AMERICA


                                       By: /s/ CLAIRE LIU
                                           -------------------------------------
                                       Name:   Claire Liu
                                             -----------------------------------
                                       Title:  Managing Director
                                              ----------------------------------

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                                       WELLS FARGO BANK, N.A.


                                       By:  /s/ FRANK W. SCHAGEMAN
                                           -------------------------------------
                                       Name:    Frank W. Schageman
                                             -----------------------------------
                                       Title:   Vice President
                                              ----------------------------------

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                                       UNION BANK OF CALIFORNIA N.A.


                                       By:  /s/ ANDREW G. EWING, JR.
                                           -------------------------------------
                                       Name:    Andrew G. Ewing, Jr.
                                             -----------------------------------
                                       Title:   Vice President
                                              ----------------------------------

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                                       BANK OF NEW YORK


                                       By:  /s/ HELEN L. SARRO
                                           -------------------------------------
                                       Name:    Helen L. Sarro
                                             -----------------------------------
                                       Title:   Assistant Vice President
                                              ----------------------------------

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                                       FIRST UNION NATIONAL BANK (successor
                                       to Corestates Bank, N.A.)


                                       By:  /s/ ROBERT R. WETTEROFF
                                           -------------------------------------
                                       Name:    Robert R. Wetteroff
                                             -----------------------------------
                                       Title:   Senior Vice President
                                              ----------------------------------

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